EXHIBIT 32.2

THE PENN TRAFFIC COMPANY

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Penn Traffic Company (the “Company”) on Form 10-K for the fiscal year ended January 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tod A. Nestor, Senior Vice-President Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tod A. Nestor
Tod A. Nestor
Senior Vice President and Chief Financial Officer

April 21, 2009